UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2007

VIACELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51110	04-3244816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 914-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 1, 2007, ViaCell, Inc., a Delaware corporation (“ViaCell”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PerkinElmer, Inc., a Massachusetts corporation (“PerkinElmer”), and Victor Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of PerkinElmer (the “Purchaser”), pursuant to which, among other things, the Purchaser will commence a tender offer for all the outstanding shares of common stock of ViaCell, subject to the terms and conditions of the Merger Agreement.

On October 1, 2007, ViaCell and PerkinElmer had a conference call in connection with the announcement of the merger. The transcript of the conference call is attached hereto as Exhibit 99.1. On October 1, 2007, ViaCell and PerkinElmer distributed slides detailing the Merger. A copy of the slides used in the conference call is attached hereto as Exhibit 99.3. On October 2, 2007, ViaCell and PerkinElmer made a presentation to ViaCell’s employees relating to the merger. A copy of the slides used in the employee meetings is attached as Exhibit 99.2.

Additional Information

This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of ViaCell common stock. The Purchaser has not commenced the tender offer for shares of ViaCell common stock described in this communication.

Upon commencement of the tender offer, the Purchaser will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Following commencement of the tender offer, ViaCell will file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9. Shareholders should read the offer to purchase and solicitation/recommendation statement and the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the tender offer.

Shareholders can obtain these documents when they are filed and become available free of charge from the Securities and Exchange Commission’s website at www.sec.gov, or from PerkinElmer by directing a request to PerkinElmer, 940 Winter Street, Waltham, Massachusetts 02451, Attention: Michael A. Lawless, or from ViaCell, Inc., 245 First Street, Cambridge, MA, 02142, Attention: Justine Koenigsberg.

In connection with the proposed transactions contemplated by the definitive agreement between PerkinElmer and ViaCell, ViaCell and its directors, executive officers and other employees may be deemed to be participants in any solicitation of ViaCell stockholders in connection with such proposed transactions. Information about ViaCell’s directors and executive officers is available in ViaCell’s proxy statement for its 2007 annual meeting of stockholders, as filed with the SEC on April 17, 2007.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements All statements included in this Current Report on Form 8-K concerning activities, events or developments that ViaCell expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the tender offer will not close because of a failure to satisfy one or more of the closing conditions and that ViaCell’s business will have been adversely impacted during the pendency of the tender offer. Additional information on these and other risks, uncertainties and factors is included in ViaCell’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit 99.1	Transcript of a conference call dated October 1, 2007.

Exhibit 99.2	Slides distributed to employees on October 2, 2007.

Exhibit 99.3	Slides distributed announcing the merger on October 1, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaCell, Inc.

Date: October 2, 2007	Name:	/s/ John F. Thero
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit 99.1	Transcript of a conference call dated October 1, 2007.

Exhibit 99.2	Slides distributed to employees on October 2, 2007.

Exhibit 99.3	Slides distributed announcing the merger on October 1, 2007.